Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Commitments and Contingencies

11. COMMITMENTS AND CONTINGENCIES

Lease Commitment

The Company operated from leased office space under an operating lease that was to expire in November 2013. Effective July 1, 2010, the Company renegotiated its lease agreement with the landlord to: (a) reduce the monthly rent to $4,000; (b) a termination date of December 31, 2010; and (c) agreed that the landlord and tenant each have the right to cancel the lease with a thirty day written notice. Effective January 1, 2011 through July 31, 2011, Bluegate paid $4,000 month-to-month rent which totaled $28,000 for the seven months.

Effective July 1, 2010 through July 31, 2011, the Sperco entities agreed to pay a monthly amount of $4,000 for office space and associated services to Bluegate for the Sperco entities. For the seven months ended July 31, 2011, $28,000 was recorded as a reduction in rent expense and accounts payable to related party.

Effective August 1, 2011, the Sperco entities entered into a lease agreement for space in Suite 350 of the same building and moved from Suite 600 to Suite 350. At the same time, Bluegate relocated to Suite 350 with the Sperco entities and agreed to pay the Sperco entities $1,000 rent on a month-to-month basis which totaled $5,000 for months from August 2011 through December 2011.

The net rent expense incurred under the operating lease was $5,000 and $54,478 for 2011 and 2010, respectively.

Contingencies

We were party in the following litigation:

In September 2010, Bluegate Corporation received notice that a prior client of Bluegate, Renaissance Healthcare Systems, Inc. through the Chapter 7 Trustee, filed a summons in an adversary proceeding against Bluegate Corporation while in bankruptcy under the recovery of money/property fraudulent transfer clause, attempting to reach back two years prior to the petition date. The amount in question was $68,480, (specifically four monthly payments Bluegate received from its client in the ordinary course of business from March 18, 2008 through June 13, 2008), plus pre-judgment and post judgment interest, costs and attorneys fees. On November 19, 2010, an entry of default was entered. We believed the case was without merit; however, the parties agreed that they believed it to be in their mutual best interests to eliminate further expense of litigation and the inherent risk involved with contested litigation by settling all of their disputed and contested issues. In March 2011, both parties executed a trustee’s settlement agreement for a total payment by Bluegate Corporation of $30,000 ($20,000 due upon the execution of the agreement and ten (10) additional equal monthly installments of $1,000 each). As of September 22, 2011, we paid $30,000 to the Trustee and received from the bankruptcy court the “Unopposed Request to Set Aside Clerk’s Entry of Default and Dismiss Adversary Proceeding” dated September 22, 2011.

In November 2010, Bluegate Corporation filed a lawsuit against Electronic Medical Resources, LLC, ET. AL (“EMR”); In the C.C.C.L. No. 3 Harris County, Texas. We filed this lawsuit claiming breach of contract for services provided. In January 2011, the defendants filed a counterclaim. We believed the counterclaim was without merit; however, the parties agreed that they believed it to be in their mutual best interests to eliminate further expense of litigation and the inherent risk involved with contested litigation by settling all of their disputed and contested issues. In March 2011, all parties to both lawsuits executed a compromise settlement agreement and joint and mutual release with no amounts due to or from any party.